UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 16, 2021
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Oaktree Capital Group, LLC
(Exact name of registrant as specified in its charter)
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Delaware	001-35500	26-0174894
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
333 South Grand Avenue, 28th Floor
Los Angeles, CA 90071
(Address of principal executive offices, including zip code)
(213) 830-6300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
6.625% Series A preferred units	OAK-PA	New York Stock Exchange
6.550% Series B preferred units	OAK-PB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K is filed by Oaktree Capital Group, LLC, a Delaware limited liability company (the “Company”), in connection with the matters described herein.

Item 5.02	Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 16, 2021, the holders of the Class A common units and Class B common units of the Company elected Depelsha McGruder to the board of directors of the Company (the “Board”), effective on February 16, 2021. On February 17, 2021, the Board appointed Ms. McGruder to serve as a member of the Board’s Audit Committee, effective on February 17, 2021. A copy of the press release issued by the Company announcing the election of Ms. McGruder to the Board is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

There are no arrangements or understandings between Ms. McGruder and any other persons pursuant to which she was selected as a director. There are no related party transactions between the Company and Ms. McGruder that would require disclosure under Item 404(a) of Regulation S-K.

In connection with the appointment of Ms. McGruder, the size of the Board was increased from ten to eleven members.

In accordance with the Company’s director compensation policy, Ms. McGruder will receive an annual cash retainer of $100,000 from the Company for her services on the Board and an additional annual retainer of $25,000 as a member of the Audit Committee. Additionally, Ms. McGruder is eligible to receive an incentive award from the Company. The Company undertakes to supplement this Current Report on Form 8-K by amendment with information regarding such award promptly following its determination.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1	Press Release of Oaktree Capital Group, LLC dated February 17, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: February 19, 2021	OAKTREE CAPITAL GROUP, LLC

	By:	/s/ Daniel D. Levin
	Name:	Daniel D. Levin
	Title:	Chief Financial Officer
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